UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported)   November 7, 2006

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. employer Identification Number

1-08788	SIERRA PACIFIC RESOURCES P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358
None

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
SIGNATURES

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On November 7, 2006, the New York Stock Exchange (“NYSE”) notified Sierra Pacific Resources (the “Company”) that the Company’s 2006 Annual Report to its shareholders did not include a required statement under Section 303A.12(a) of the NYSE Listed Company Manual, which requires, among other things, that each listed company include statements in its annual report to shareholders that the listed company’s most recent annual NYSE CEO Certification has been filed with the NYSE. The Company is providing the following required statement under Section 303A.12(a) of the NYSE Listed Company Manual in this Current Report on Form 8-K:
     The Company has filed the most recent Annual CEO Certification, as required by Section 303A.12(a) of the NYSE Listed Company Manual, with the New York Stock Exchange.
     The Company has been advised by the NYSE that upon the filing of this Form 8-K, the Company will have cured the disclosure deficiency and will be in compliance with the requirements of Section 303A.12(a) of the NYSE Listed Company Manual.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)

Date: November 8, 2006	By:	/s/ Paul J. Kaleta
Paul J. Kaleta
Senior Vice President, General Counsel and Corporate Secretary